                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12

                    STEWART INFORMATION SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:  N/A

     (2)  Aggregate number of securities to which transaction applies:  N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction:  N/A

     (5)  Total fee paid:  N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  N/A

     (2)  Form, Schedule or Registration Statement No.:  N/A

     (3)  Filing Party:  N/A

     (4)  Date Filed:  N/A

                    STEWART INFORMATION SERVICES CORPORATION
                            1980 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 2004

     Notice is hereby given that the Annual Meeting of the Stockholders of Stewart Information Services Corporation, a Delaware corporation (the "Company"), will be held on Friday, April 30, 2004, at 8:30 A.M. in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, for the following purposes:

          (1) To elect directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock and Class B Common Stock of the Company at the close of business on March 2, 2004 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,

                                          MAX CRISP
                                          Secretary

March 29, 2004

                                   IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE MEETING YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                    STEWART INFORMATION SERVICES CORPORATION

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 2004

     This Proxy Statement is furnished to the stockholders of Stewart Information Services Corporation (the "Company"), 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056 (Tel. No. 713-625-8100), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on Friday, April 30, 2004, at 8:30 A.M. in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, or any adjournment thereof.

     Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the nominees listed therein. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Company at or prior to the meeting. This Proxy Statement is being mailed on or about March 29, 2004 to stockholders of record at the close of business on March 2, 2004 (the "Record Date").

     At the close of business on the Record Date, there were outstanding and entitled to vote 16,548,821 shares of Common Stock and 1,050,012 shares of Class B Common Stock, and only the holders of record on such date shall be entitled to vote at the meeting. As long as 600,000 or more shares of Class B Common Stock are issued and outstanding, at each election of directors the Common Stock and Class B Common Stock are voted as separate classes. Shares of the Company's Class B Common Stock are convertible on a one-for-one basis into shares of the Company's Common Stock.

     The holders of Common Stock, voting as a class, are entitled to elect five of the nine directors of the Company. Each share of Common Stock is entitled, at the option of the person voting such share, either to cast one vote per share for each of the five directors to be elected by the holders of the Common Stock or to vote cumulatively by casting five votes per share, which may be distributed in any manner among any number of the nominees. The enclosed form of proxy provides a means for stockholders to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. If authority to vote for four or fewer of the nominees is withheld, and if there are nominees other than management nominees for the directorships to be filled by the holders of the Common Stock, then the persons named in the enclosed proxy may vote cumulatively by dividing the number of votes represented by the proxy equally among the nominees for which authority to vote is not withheld. If there are no nominees for the five positions to be elected by the holders of Common Stock other than the management nominees set forth herein, it is the intention of the persons named in the enclosed proxy to allocate the votes represented by the proxy evenly among the management nominees. If there should be any additional nominees for such positions, then the persons named in the enclosed proxy will vote cumulatively to elect as many as possible of the management nominees. If it is not possible to elect each of the five management nominees, then the persons named in the enclosed proxy will have discretion as to which of such nominees may be elected.

     Unless a holder of Common Stock who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of those directors for whom authority to vote is withheld because the Company's By-Laws provide that directors are elected by a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors. The shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

     The holders of Class B Common Stock, voting as a class, are entitled to elect the remaining four of the nine directors of the Company. Each holder of Class B Common Stock has the right to vote, in person or by proxy, the number of shares owned by him for the four directors to be elected by the holders of Class B Common Stock and for whose election he has a right to vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date with respect to persons known to the Company to be the beneficial owners of more than 5% of either class of the Company's voting shares:

                                                                  AMOUNT AND
                                                                  NATURE OF
                                                                  BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER          TITLE OF CLASS      OWNERSHIP    OF CLASS
------------------------------------          --------------      ----------   --------
Malcolm S. Morris........................  Class B Common Stock     525,006      50.0
  3992 Inverness
  Houston, Texas 77019
Stewart Morris, Jr. .....................  Class B Common Stock     525,006      50.0
  #8 West Rivercrest
  Houston, Texas 77042
Artisan Partners Limited Partnership.....  Common Stock           2,382,094(1)   14.4
  1000 North Water Street, #1770
  Milwaukee, Wisconsin 53202
Barclays Global Investors, N.A. .........  Common Stock           1,104,470(2)    6.7
  45 Fremont Street
  San Francisco, California 94105
Dimensional Fund Advisors, Inc. .........  Common Stock           1,104,900(3)    6.7
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

---------------

(1) Artisan Partners Limited Partnership reported shared voting and dispositive power with respect to all of such shares in its most recent report on
    Schedule 13G filed January 23, 2004. Artisan Partners is an investment advisor registered under section 203 of the Investment Advisors Act of 1940. The shares reported have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from and proceeds from the sale of the shares.

(2) Barclays Global Investors, N.A. reported sole voting and dispositive power with respect to all of such shares in its report on Schedule 13G filed February 17, 2004.

(3) Dimensional Fund Advisors, Inc. reported sole voting and dispositive power with respect to all of such shares in its most recent report on Schedule 13G/A filed February 6, 2004. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes advice to four investment companies registered under the Investment Company Act of 1940. Dimensional also serves as investment manager to certain other commingled group trusts and separate accounts. All securities reported in this schedule are owned by these investment companies, trusts and accounts. Dimensional disclaims beneficial ownership of such securities.

     The holders of the Class B Common Stock have entered into an agreement intended to maintain an equal ownership of shares of Common Stock and Class B Common Stock by Carloss Morris and Malcolm S. Morris, collectively, and by Stewart Morris and Stewart Morris, Jr., collectively. Such agreement also provides for rights of first refusal with respect to Class B Common Stock among themselves in the event of the death or voluntary or involuntary disposition of the shares of Class B Common Stock and upon certain other specified conditions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each director and certain officers of the Company are required to report to the Securities and Exchange Commission, by a specified date, his or her transactions related to Common Stock or Class B Common Stock. Based solely on a review of the copies of reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2003 fiscal year, all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were met.

     The following table sets forth information as of the Record Date with respect to each class of the Company's voting shares beneficially owned by executive officers, directors and nominees for director of the Company and by all officers, directors and nominees for director of the Company as a group:

                                                                          AMOUNT AND
                                                                          NATURE OF
                                                                          BENEFICIAL    PERCENT
NAME                                                 TITLE OF CLASS      OWNERSHIP(1)   OF CLASS
----                                                 --------------      ------------   --------
Malcolm S. Morris...............................  Common Stock              149,738(2)       0.9
                                                  Class B Common Stock      525,006         50.0
Stewart Morris, Jr. ............................  Common Stock              169,000(3)       1.0
                                                  Class B Common Stock      525,006         50.0
Lloyd Bentsen, III..............................  Common Stock                7,247            *
Max Crisp.......................................  Common Stock               41,000(4)         *
Nita B. Hanks...................................  Common Stock                1,566(5)         *
Paul W. Hobby...................................  Common Stock                4,247            *
Dr. E. Douglas Hodo.............................  Common Stock                4,247            *
Gov. John P. LaWare.............................  Common Stock                5,247            *
Dr. W. Arthur Porter............................  Common Stock                4,247            *
All officers, directors and nominees as a group
  (9 persons)...................................  Common Stock              386,539          2.3
                                                  Class B Common Stock    1,050,012        100.0

---------------

 *  Less than 1%.

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes 129,578 shares subject to stock options (see "Executive Compensation -- Option Grants and Exercises" at page 9).

(3) Consists of 169,000 shares subject to stock options (see "Executive Compensation -- Option Grants and Exercises" at page 9).

(4) Includes 38,000 shares subject to stock options (see "Executive Compensation -- Option Grants and Exercises" at page 9).

(5) Includes 1,200 shares subject to stock options.

                             ELECTION OF DIRECTORS

     At the meeting, nine directors (constituting the entire Board of Directors) are to be elected. The holders of Common Stock are entitled to elect five directors, and the holders of Class B Common Stock are entitled to elect four directors.

COMMON STOCK NOMINEES

     The following persons have been nominated to fill the five positions to be elected by the holders of Common Stock. The management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors of the Company.

NOMINEE, AGE AND POSITION WITH THE COMPANY                    DIRECTOR SINCE
------------------------------------------                    --------------
Lloyd Bentsen, III, 59, Director............................       1995
Nita B. Hanks, 50, Director.................................       1990
Dr. E. Douglas Hodo, 69, Director...........................       1988
Gov. John P. LaWare, 76, Director...........................       2001
Dr. W. Arthur Porter, 62, Director..........................       1993

     Each of such persons was elected to the Company's Board of Directors by the holders of Common Stock at the annual meeting of stockholders held in 2003. It is the intention of the persons named in the proxy for the holders of Common Stock to vote the proxies for the election of the nominees named above, unless otherwise specified.

     Mr. Bentsen is a general partner and co-founder of Triad Ventures, Ltd., a group of venture capital funds with over $50 million of capital that seeks to invest in Texas-based emerging growth companies. Prior to founding his venture capital firm in 1979, Mr. Bentsen spent ten years with Rotan Mosle, Inc., a regional investment banking firm, as a member of the corporate finance department. Mr. Bentsen is a graduate of Princeton University and holds an MBA from Stanford University.

     For more than the past five years, Mrs. Hanks has been a Senior Vice President of Stewart Title Guaranty Company ("Guaranty"), the Company's largest subsidiary. Mrs. Hanks is Director of Employee Services for the Company and brings a key perspective from the Company's employees to its Board of Directors. Employee costs represent one of the Company's largest expenses.

     Dr. Hodo serves as Chairman of the Company's Audit Committee. Dr. Hodo has served as President of Houston Baptist University for more than the past five years. Dr. Hodo also serves as a director of U.S. Global Investors Funds and chairman of its audit committee.

     Gov. LaWare served on the Board of Governors of the Federal Reserve System from 1988 until 1995. A Harvard graduate, he began his banking career in 1953 at Chemical Bank in New York. During his 25 years with Chemical Bank, Gov. LaWare spent several years as a senior lending officer before organizing its holding company operations and marketing divisions. He also served as Chairman, Chief Executive Officer and a director of Shawmut Corp., a regional bank holding company, from 1980 to 1988. He served as Chairman of Shawmut National Corp., a super-regional bank holding company, in 1988.

     Dr. Porter has served as Dean of the College of Engineering and University Vice President for Technology Development of the University of Oklahoma since 1998. Prior to those appointments, he had served as President and Chief Executive Officer of Houston Advanced Research Center, a nonprofit research consortium, for more than five years. He also had served as an Adjunct Professor of Electrical Engineering at Rice University for more than five years prior to his appointment with the University of Oklahoma. Dr. Porter is also a director of Electro Scientific Industries, Inc., Portland, Oregon, and Bookham Technologies, Oxfordshire, England.

CLASS B COMMON STOCK NOMINEES

     The following persons have been nominated to fill the four positions to be elected by the holders of Class B Common Stock. It is the intention of the persons named in the proxy for the holders of Class B Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified. The management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors of the Company.

NOMINEE, AGE AND POSITION WITH THE COMPANY                    DIRECTOR SINCE
------------------------------------------                    --------------
Max Crisp, 69, Executive Vice President and Chief Financial
  Officer, Secretary, Treasurer and Director................       1970
Paul W. Hobby, 43, Director.................................       1989
Malcolm S. Morris, 57, Co-Chief Executive Officer and
  Chairman of the Board of Directors........................       2000
Stewart Morris, Jr., 55, Co-Chief Executive Officer,
  President and Director....................................       2000

     Each of such persons was elected by the holders of the Class B Common Stock at the annual meeting of stockholders held in 2003.

     Mr. Crisp has served as Vice President-Finance (Executive Vice President commencing in 2002), Treasurer and Secretary of the Company and as its Chief Financial Officer for more than the past five years.

Mr. Crisp is also Secretary, Treasurer and Vice President-Finance of Guaranty and Stewart Title Company ("Title"), a subsidiary of Guaranty.

     Mr. Hobby serves as Chairman of Genesis Park GP Company LLC. Mr. Hobby served as Chairman of Hobby Media Services, Inc., a media software company, from 1995 to 2002 and as Chairman of Columbine JDS Systems from 1995 to 1997. In 1999 and 2000, Mr. Hobby served as a Consultant and Interim Director of CinemaStar Luxury Theaters, Inc. Mr. Hobby also served as Vice President of H & C Communications, Inc. until December 31, 1996. In 1999 and 2001, Mr. Hobby served as a director of Coastal Bancorp, Inc. and of Aronex Pharmaceuticals, Inc. Mr. Hobby also serves as a director of EGL, Inc., a transportation, supply chain management and information services company, and Southwest Bancorporation of Texas, Inc.

     Malcolm S. Morris has served as Chairman of the Board and Co-Chief Executive Officer of the Company since January 31, 2000, and as Senior Executive Vice President-Assistant Chairman of the Company for more than five years prior to that time. Malcolm S. Morris has also served for more than the past five years as President and Chief Executive Officer of Guaranty and Chairman of the Board of Title.

     Stewart Morris, Jr. has served as President and Co-Chief Executive Officer of the Company since January 31, 2000, and for more than five years prior to that time as Senior Executive Vice President-Assistant President of the Company. Stewart Morris, Jr. has also served for more than the past five years as President and Chief Executive Officer of Title and Chairman of the Board of Guaranty.

     Stewart Morris, Jr. and Malcolm S. Morris are cousins. Acting together they have the power to direct the management and policies of the Company. Accordingly, they may be deemed to be "control persons" as such term is used in regulations adopted under the Securities Exchange Act of 1934.

                              CORPORATE GOVERNANCE

BOARD OF DIRECTORS

     The Company is managed by a Board of Directors comprised of nine persons, five of whom are elected by the holders of the Company's Common Stock and four are elected by the holders of the Company's Class B Common Stock. A majority of the members of the Board of Directors are "independent" within the meaning of the listing standards of the New York Stock Exchange. Those directors are: Lloyd Bentsen, III, Paul W. Hobby, Dr. E. Douglas Hodo, Gov. John P. LaWare and Dr. W. Arthur Porter. The Board of Directors has determined that none of such directors have any material relationship with the Company or its management that would impair the independence of his judgment in carrying out his responsibilities to the Company. For this purpose, the Board of Directors considers any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, between the Company or any of its subsidiaries and a director to be material if the amount involved exceeds $60,000 in any of the Company's last three fiscal years.

     All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified. All officers of the Company hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified. Action by the Board of Directors requires the affirmative vote of at least six members.

     During 2003, the Board of Directors held six meetings and executed one consent in lieu of a meeting. Each director attended each of such meetings, except that one director did not attend one meeting. The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. See "-- Committees of the Board of Directors" at page 6.

     The Board of Directors has adopted the Stewart Code of Business Conduct and Ethics and Guidelines on Corporate Governance and a Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer, each of which is available on the Company's website at www.stewart.com. The Company's Guidelines on Corporate Governance and the charters of the Audit Committee, Nominating and

Corporate Governance Committee and Compensation Committee require an annual self-evaluation of the performance of the Board of Directors and of such committees, including the adequacy of such Guidelines and charters.

     The Company's Guidelines on Corporate Governance strongly encourage attendance in person by directors at the Company's annual meetings of stockholders. All of the Company's incumbent directors attended the Company's annual meeting of stockholders held in 2003.

ADVISORY DIRECTORS

     In addition to the directors elected by the holders of the Company's Common Stock and Class B Common Stock, the Company has four advisory directors who are appointed by the Company's Board of Directors. The Company's advisory directors receive notice of and regularly attend meetings of the Company's Board of Directors and committees on which they serve as non-voting members. They provide valuable insights and advice to the Company and participate fully in all deliberations of the Company's Board of Directors but are not included in quorum and voting determinations. Advisory directors receive the same compensation for their services as do the members of the Company's Board of Directors elected by the stockholders of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     Executive Committee. The Executive Committee may exercise all of the powers of the directors, except those specifically reserved to the Board of Directors by law. Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp serve as the members of the Executive Committee. During 2003, the Executive Committee held six meetings at which all members were present and executed 29 consents in lieu of meetings.

     Audit Committee. It is the duty of the Audit Committee to (i) review, with the Company's independent auditors, the scope of the annual audit, (ii) review the independent auditors' management letter and (iii) meet with the Company's internal auditors. The Audit Committee operates under a written charter adopted by the Board of Directors of the Company, a copy of which is attached as Annex A and is also available on the Company's website. The Audit Committee is comprised of Dr. E. Douglas Hodo (Chair), Lloyd Bentsen, III, and Paul W. Hobby. During 2003, the Audit Committee held five meetings, at which all members were present except that one director did not attend one meeting. Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, and the Board of Directors has determined that Dr. Hodo is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. No member of the Company's Audit Committee serves on the audit committees of more than three public companies. The Audit Committee has the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

     The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Company's Audit Committee may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Lloyd Bentsen III (Chair), Gov. John P. LaWare and Dr. W. Arthur Porter, each of whom is "independent" as defined in the listing standards of the New York Stock Exchange. It is the duty of the Nominating and Corporate Governance Committee to (i) recommend to the Board of Directors of the Company nominations of persons for election to the Board of Directors of the Company by the holders of Common Stock, (ii) create procedures for identification of nominees, (iii) consider and recommend to the Board of Directors criteria for membership and (iv) receive and consider nominations submitted by stockholders of the Company.

     The Company's Guidelines on Corporate Governance require that a majority of the nine members of the Company's Board of Directors be "independent" as defined from time to time in the rules of the New York Stock Exchange. Those Guidelines also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:

     - Each Director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategy or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Special expertise or experience that will augment the Board's expertise is particularly desirable.

     - Each Director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a Director and, absent special circumstances, no Director should be simultaneously serving on the boards of directors of more than three other entities, excluding non-public companies such as those related to personal or family business and charitable, educational or other non-profit entities. Directors are not qualified for service on the Board unless they are able to make a commitment to prepare for, and attend, meetings of the Board and its committees on a regular basis.

     - Each independent Director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a Director.

     - Directors to be nominated for election by the holders of the Company's Common Stock should not be chosen as representatives of a constituent group or organization; each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group.

     Directors should have an equity ownership in Stewart Information Services Corporation. Toward that end, each non-employee Director shall be paid a portion of his or her Director's fees in Stewart Information Services Corporation Common Stock pursuant to the Company's 1996 Directors' Stock Plan, or any successor plan, but only to the extent permitted by law and stock exchange rules.

     The Nominating and Corporate Governance Committee, pursuant to the Company's By-Laws, will accept and consider nominations by stockholders of persons for election by the holders of Common Stock to the Board of Directors of the Company. To be considered for nomination at the Annual Meeting of Stockholders of the Company to be held in 2005, stockholder nominations must be received by the Company no later than February 15, 2005. Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may write to the Nominating and Corporate Governance Committee in care of Corporate Secretary, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, providing the candidate's name, credentials, contact information and consent to be considered as a candidate. The person proposing the candidate should include his or her contact information and a statement of his or her share ownership, including the number of shares and the period of time the shares have been held.

     The Nominating and Corporate Governance Committee (including its predecessor Nominating Committee) held three meetings during 2003, at which all members were present. The charter of the Company's Nominating and Corporate Governance Committee is available on the Company's website at www.stewart.com.

     Compensation Committee. It is the duty of the Compensation Committee to approve the compensation of the executive officers. The Compensation Committee is comprised of Paul W. Hobby (Chair), Gov. John P. LaWare and Dr. W. Arthur Porter. During 2003, the Compensation Committee held two meetings at which both members then serving were present.

     Each member of the Company's Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee has been determined by the Board of Directors to be "independent" as that term is defined in the rules of the New York Stock Exchange.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

     The non-management directors of the Company, all of whom are independent, meet at regularly scheduled executive sessions without management. The Chairman of the Company's Audit Committee serves as the presiding director at those executive sessions. Persons wishing to communicate with the Company's non-management directors may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table summarizes compensation information concerning each of the Company's executive officers for each of the three years ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                        ANNUAL COMPENSATION                (AWARDS)
                             -----------------------------------------   -------------
                                                  MINIMUM    VARIABLE    STOCK OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)   BONUS ($)   BONUS ($)    (# SHARES)     COMPENSATION ($)
---------------------------  ----   ----------   ---------   ---------   -------------   ----------------
Stewart Morris, Jr. ......   2003    150,000      250,000     559,450       25,000             9,544(1)
  President and              2002    150,000      250,000     436,575       25,000             8,669
  Co-Chief Executive         2001    135,000      250,000     250,660       25,000             8,157
     Officer
Malcolm S. Morris.........   2003    150,000      250,000     559,450       25,000            12,003(2)
  Chairman of the Board and  2002    150,000      250,000     436,575       25,000            10,922
  Co-Chief Executive         2001    135,000      250,000     250,660       25,000            10,369
     Officer
Max Crisp.................   2003    155,000      135,000     428,588       16,500           120,021(3)
  Executive Vice President   2002    150,000      135,000     242,431       16,500           119,625
  and Chief Financial        2001    144,000      126,000     239,792       16,500           123,366
  Officer, Secretary and
  Treasurer

---------------

(1) Consists of matching contributions to the Company's 401(k) plan ($2,640), director's fees ($1,950) and $4,954, representing the portion of insurance premiums paid by the Company with respect to term life insurance plus the dollar value of the benefit of the remainder of life insurance premiums paid by the Company.

(2) Consists of matching contributions to the Company's 401(k) plan ($2,640), director's fees ($1,950) and $7,413, representing the portion of insurance premiums paid by the Company with respect to term life insurance plus the dollar value of the benefit of the remainder of life insurance premiums paid by the Company.

(3) Includes $110,375 paid under a deferred compensation agreement. See
    "-- Deferred Compensation Agreements" at page 11. Also includes matching contributions to the Company's 401(k) plan ($2,640), director's fees ($1,950) and $5,056, representing the portion of insurance premiums paid by the Company with respect to term life insurance plus the dollar value of the benefit of the remainder of life insurance premiums paid by the Company.

     Each executive officer of the Company holds office until the regular meeting of directors following the annual meeting of stockholders or until his successor is duly elected and qualified.

OPTION GRANTS AND EXERCISES

     The following table sets forth information concerning individual grants of stock options made during the year ended December 31, 2003 to each of the Company's executive officers. All such grants were made on January 23, 2003, under the terms of the Company's 1999 Executive Stock Option Plan. The hypothetical values on the date of grant of stock options granted in 2003 shown below are presented pursuant to the rules of the Securities and Exchange Commission and are calculated under the modified Black-Scholes model (the "Model") for pricing options. This hypothetical value of options trading on the stock markets bears little relationship to the compensation cost to the Company or potential gain realized by an optionee. The actual amount, if any, realized upon the exercise of stock options will depend upon the market price of the Company's Common Stock relative to the exercise price per share of Common Stock issuable under the stock option at the time the stock options are exercised. There is no assurance that the hypothetical present values of stock options reflected in this table actually will be realized.

              OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2003

                                                              INDIVIDUAL GRANTS
                                      ------------------------------------------------------------------
                                                    PERCENT OF
                                       OPTIONS     TOTAL OPTIONS                             GRANT DATE
                                       GRANTED      GRANTED TO     EXERCISE    EXPIRATION     PRESENT
NAME                                  (# SHARES)   EMPLOYEES (%)   PRICE ($)      DATE      VALUE(1) ($)
----                                  ----------   -------------   ---------   ----------   ------------
Stewart Morris, Jr. ................    25,000         27.9          21.87      1/23/13       290,500
Malcolm S. Morris...................    25,000         27.9          21.87      1/23/13       290,500
Max Crisp...........................    16,500         18.4          21.87      1/23/13       191,730

---------------

(1) The grant date present values are calculated under the Model. The Model is a mathematical formula used to value stock options and is based on assumptions regarding the stock's volatility (33.76%), dividend rate (0%), option term (10 years) and a risk-free interest rate (4.25%).

     The following table sets forth information concerning each exercise of stock options during the year ended December 31, 2003 by each of the Company's executive officers and the value of unexercised options at December 31, 2003. The Company has not issued any tandem or freestanding stock appreciation rights.

   AGGREGATED OPTION EXERCISES IN 2003 AND OPTION VALUES AT DECEMBER 31, 2003

                                                          NUMBER OF UNEXERCISED
                                                               OPTIONS AT
                                                            DECEMBER 31, 2003
                            SHARES                     ---------------------------    VALUE OF UNEXERCISED IN-THE-MONEY
                          ACQUIRED ON                                                   OPTIONS AT DECEMBER 31, 2003
                           EXERCISE        VALUE       EXERCISABLE   UNEXERCISABLE   -----------------------------------
NAME                      (# SHARES)    REALIZED ($)   (# SHARES)     (# SHARES)     EXERCISABLE ($)   UNEXERCISABLE ($)
----                      -----------   ------------   -----------   -------------   ---------------   -----------------
Stewart Morris, Jr. ....    56,000         918,168       144,000           --           3,151,480              --
Malcolm S. Morris.......    95,422       1,567,064       104,578           --           2,421,144              --
Max Crisp...............    53,000         482,135        21,500           --             410,920              --

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about our about our compensation plans under which equity securities are authorized for issuance, as of December 31, 2003.

                                               NUMBER OF
                                           SECURITIES TO BE                             NUMBER OF
                                              ISSUED UPON      WEIGHTED AVERAGE        SECURITIES
                                              EXERCISE OF          PRICE OF        REMAINING AVAILABLE
                                              OUTSTANDING         OUTSTANDING      FOR FUTURE ISSUANCE
                                           OPTIONS, WARRANTS   OPTIONS, WARRANTS      UNDER EQUITY
PLAN CATEGORY                                 AND RIGHTS          AND RIGHTS       COMPENSATION PLANS
-------------                              -----------------   -----------------   -------------------
Equity compensation plans approved by
  security holders.......................       342,978              18.75                102,068
Equity compensation plans not approved by
  security holders.......................                                                 426,197(1)
                                                -------                                 ---------
Totals...................................       342,978              18.75              1,454,265
                                                =======                                 =========

---------------

(1) The Company has a Service Award Program under which shares may be granted to employees who achieve specified length of service milestones. No specific number of shares have been reserved for issuance under this program.

COMPENSATION OF DIRECTORS

     Directors of the Company, other than employees of the Company, receive fees in accordance with the following table:

                                                   AUDIT         AUDIT       OTHER       OTHER
                                        ALL      COMMITTEE     COMMITTEE   COMMITTEE   COMMITTEE
TYPE OF COMPENSATION                 DIRECTORS   CHAIRMAN       MEMBERS    CHAIRMEN     MEMBERS
--------------------                 ---------   ---------     ---------   ---------   ---------
ANNUAL RETAINER:
  Cash.............................   $12,000     $ 10,000(1)               $2,000
  Stock(2).........................    10,000
PER MEETING FEES:
  ATTENDANCE IN PERSON:
     Board meeting(3)..............     3,000
     Committee meeting.............                             $2,000                  $1,500
     Out-of-state travel(4)........     1,000
  ATTENDANCE BY TELEPHONE:
     Board meeting.................     2,000
     Committee meeting.............                              2,000                   1,500

---------------

(1) Includes $5,000 per year for service as the presiding director of executive sessions of the non-management members of the Company's Board of Directors.

(2) The annual stock award to directors is valued based on the market value per share of Common Stock on the date of the award.

(3) The fee for attendance at the Company's biannual Board retreat is $4,000.

(4) Plus expenses incurred.

     Directors of the Company who are employees receive directors' fees of $150 per meeting. The Company also reimburses each director for the cost of an annual medical examination. In May 2003, Mrs. Hanks was granted, in her capacity as Director of Employee Services for the Company, a 10-year option for 1,200 shares of the Company's Common Stock at an exercise price of $26.10 per share, which was the market value of a share of Common Stock on the option grant date.

DEFERRED COMPENSATION AGREEMENTS

     On March 10, 1986, the Company entered into a Deferred Compensation Agreement with each of Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp (individually, a "Beneficiary"). Pursuant to such agreements, as amended, a Beneficiary or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $66,667 to Max Crisp and $133,333 to each of Malcolm S. Morris and Stewart Morris, Jr. For purposes of such agreements, each Beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a Beneficiary's employment with the Company is terminated by reason of fraud, dishonesty, embezzlement or theft. Any death or income benefits provided to a Beneficiary under certain insurance policies currently maintained by the Company will reduce payments due to such Beneficiary under his Deferred Compensation Agreement.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on Common Stock with the cumulative total return of the Russell 2000 Index and the Russell 2000 Financial Services Sector Index (which includes the Company and its major publicly owned competitors) for the five years ended December 31, 2003. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1998 and that all dividends were reinvested.

       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
            RUSSELL 2000 AND RUSSELL 2000 FINANCIAL SERVICES SECTOR

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                        1998      1999      2000      2001      2002      2003
--------------------------------------------------------------------------------
 Company               $100.00   $46.34    $77.24    $68.75    $74.46    $142.76
 Russell 2000          100.00    121.26    117.59    120.52     95.83     141.15
 Russell 2000
  Financial Services
  Sector               100.00     94.13    113.94    131.76    136.33     190.65

COMPENSATION COMMITTEE REPORT

To the Board of Directors of
Stewart Information Services Corporation:

     Compensation Policy. The Compensation Committee of the Board of Directors (the "Committee") is responsible for the oversight and administration of the Company's executive compensation program. The Committee reviews the compensation program of the Company's operating subsidiaries during each year as it deems necessary. The objective of the Company is to provide executive officers of the Company, who are Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp, with a compensation package that is fair and reasonable based on their individual levels of responsibility and performance in relation to the compensation of executive officers of other publicly held companies in the title insurance and comparable industries. In making its determinations as to the reasonableness of the Company's executive compensation, the Committee relies in part on the advice of a nationally recognized, independent compensation consulting firm. The principal elements of the Company's executive compensation program are an annual salary, an annual cash bonus and stock option grants. As a holding company, the Company has no payroll, and the annual salaries and cash bonuses of its executive officers are paid by a subsidiary of the Company.

     Base Salary. For 2003, the base salary level, not including the minimum bonuses described below, for each of the Co-Chief Executive Officers of the Company increased to $150,000 from $135,000. For 2003, the base salary level of the Company's third executive officer, Mr. Crisp, increased to $155,000 from $150,000. Base salary amounts do not include the minimum bonuses described below. Historically, the base salaries of the Company's Co-Chief Executive Officers have remained relatively stable from year to year. Since the Company, as a holding company, has no direct payroll, the base salaries of the Company's executive officers are paid at the subsidiary level and are set at levels deemed reasonable by the Committee based upon its subjective evaluation of the executive officer's level of responsibility.

     Annual Bonus. Each of the Co-Chief Executive Officers is eligible to receive an annual cash bonus based on the consolidated income before taxes of Guaranty, including a minimum bonus of $250,000. The Committee believes that the consolidated income before taxes of Guaranty, and the effect thereof on the Company's book value per share, are important determinants over time of the value of the Company's Common Stock. For 2003, the Committee recommended and the Company adopted the following bonus formula for each of the Co-Chief Executive
Officers:

                                                              INCREMENTAL PERCENT
GUARANTY CONSOLIDATED INCOME BEFORE TAXES                      PAYABLE AS BONUS
-----------------------------------------                     -------------------
Up to $20 million...........................................         1.00%
$20 million to $40 million..................................         0.75%
$40 million to $60 million..................................         0.50%
Over $60 million............................................         0.25%

     For 2003, the Committee recommended and the Company adopted the following bonus formula for Mr. Crisp:

                                                              INCREMENTAL PERCENT
GUARANTY CONSOLIDATED INCOME BEFORE TAXES                      PAYABLE AS BONUS
-----------------------------------------                     -------------------
Up to $50 million...........................................         0.50%
$50 million to $75 million..................................         0.40%
$75 million to $100 million.................................         0.30%
Over $100 million...........................................         0.20%

Mr. Crisp's minimum bonus is $135,000 and his bonus may not exceed 75% of the aggregate base salary and bonus earned by a Chief Executive Officer.

     The consolidated income before taxes of Guaranty in 2003 was $203.8 million. Accordingly, each of the Co-Chief Executive Officers received a bonus of $809,450 for 2003, and Mr. Crisp received a bonus of $563,588 for 2003.

     Stock Options. Pursuant to the Company's 1999 Stock Option Plan (the "1999 Plan"), in 2003 the Committee granted options to Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp for 25,000, 25,000 and 16,500 shares, respectively. See "-- Option Grants and Exercises" elsewhere in the Proxy Statement in which this report is included. Such options were taken into account by the Committee in determining the reasonableness of the recipient officer's annual compensation package. The purpose of the 1999 Plan is to make available to the Committee an additional form of compensation that will align the interests of executive officers with those of the stockholders over a multi-year term. Each of the executive officers is eligible for grants of options at a purchase price not less than the fair market value of the shares on the date of grant.

     The Company's net earnings increased from $5.30 per diluted share in 2002 to $6.88 per diluted share in 2003. The Committee recognizes that the title insurance industry is strongly affected by nationally prevailing interest rates, and the Company's financial results from year to year will depend largely on the level of real estate activity in its primary markets. The Committee, as well as the other independent members of the Company's Board of Directors, subjectively evaluates the performance of the Company's executive officers, including the Co-Chief Executive Officers, with respect to their efforts to provide for the long-term financial well-being of the Company and to respond to continuing changes in the industry environment. In 2003, the Committee gave particular consideration to the efforts of the Co-Chief Executive Officers in further developing the Company's automation programs, entering new markets through acquisitions, increasing book value per share and pursuing opportunities in international markets.

                                          Members of the Compensation Committee

                                          Paul W. Hobby
                                          Dr. W. Arthur Porter
                                          Gov. John P. LaWare

                       SELECTION OF INDEPENDENT AUDITORS

     KPMG LLP has been selected by the Company as its principal independent auditors for the Company's fiscal year ending December 31, 2004, and served in such capacity for the Company's fiscal year ended December 31, 2003. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

AUDIT AND OTHER FEES

     The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of the Company's last two fiscal years:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                                 2003         2002
                                                              ----------   ----------
Audit Fees(1)...............................................   $534,300     $506,000
Audit-Related Fees(2).......................................    174,700      111,100
Tax Fees(3).................................................     99,813       88,000
All Other Fees(4)...........................................      1,350           --

---------------

(1) Fees for the audit of the Company's annual financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown. Less than 50 percent of the hours expended on KPMG LLP's engagement to audit the Company's financial statements for 2003 were attributed to work performed by persons other than KPMG LLP's full-time, permanent employees.

(2) Fees for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported under "Audit Fees". Primarily represents fees for separate statutory audits of minor subsidiaries and affiliates. Also includes fees for consultation on accounting questions.

(3) Fees for professional services rendered by KPMG LLP primarily for tax compliance, tax advice and tax planning.

(4) Fees not included under other captions. Consists of subscription for on-line accounting references.

     The Audit Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Since May 6, 2003, the effective date of the Securities and Exchange Commissions rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were approved by the Audit Committee.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for the general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's standards for Corporate Compliance. The Company's management has primary responsibility for preparing the consolidated financial statements and for the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the United States of America.

     In this context, the Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

          2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU sec.380).

          3. The Audit Committee has received the written disclosures and letters from the independent accountants required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

          4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee has approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

     The undersigned members of the Audit Committee have submitted this report:

                                          Dr. E. Douglas Hodo
                                          Lloyd Bentsen, III
                                          Paul W. Hobby

Dated: March 12, 2004

                              CERTAIN TRANSACTIONS

     Stewart Morris is the father of Stewart Morris, Jr. and Carloss Morris is the father of Malcolm S. Morris. Stewart Morris and Carloss Morris are brothers. During the year ended December 31, 2003, Stewart Morris served as a director of Title and Guaranty and as chairman of Title's executive committee, and Carloss Morris served as a director of Title and Guaranty and as chairman of Guaranty's executive committee. Aggregate salaries, bonuses and other compensation for 2003 for Stewart Morris and Carloss Morris were $471,001 and $443,440, respectively.

     During 2003, the Company and its subsidiaries paid a total of $341,239 to the law firm of Morris, Lendais, Hollrah & Snowden, P.C., of which Carloss Morris and Malcolm S. Morris are shareholders. In connection with real estate transactions processed by Title, such firm receives legal fees from its clients who are also customers of Title, and who select such firm as their counsel.

     During 2003, Marietta Maxfield, a sister of Malcolm S. Morris, was a full-time attorney for Guaranty and was paid $120,900 for services rendered in such capacity.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of Common Stock or Class B Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2005 must be received by the Company at its principal executive offices, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, no later than November 24, 2004, in order to be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The management of the Company knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     Proxies for the Company's annual meeting of stockholders to be held in 2005 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company receives notice, by certified mail, return receipt requested, addressed to the Company's Secretary, not later than the 15th day of February next preceding the meeting, that the matter will be presented at the annual meeting and (ii) the Company fails to include in its proxy statement for the annual meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. The Company has retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist it in soliciting proxies for the proposals described in this proxy statement. The Company has agreed to pay Innisfree a fee for such services, which is not expected to exceed $6,500 plus expenses. In addition to solicitation by use of the mails, certain officers or employees of the Company, and of Innisfree, may solicit the return of proxies by telephone, telegram or personal interview.

                                          By Order of the Board of Directors,

                                          MAX CRISP
                                          Secretary

March 29, 2004

                                                                         ANNEX A

                    STEWART INFORMATION SERVICES CORPORATION

                                 CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare any reports of the Audit Committee required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

II.  COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Audit Committee members may be replaced by the Board.

III.  MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.  COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

  FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4. Review and discuss quarterly reports from the independent auditors on:

          (a) All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. Discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management and management's response.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     10. Review and evaluate the lead partner of the independent auditor team.

     11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(C)) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     12. Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     13. Set clear policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     14. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

     15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

     16. Review the appointment and replacement of the senior internal auditing executive.

     17. Review the significant reports to management prepared by the internal auditing department and management's responses.

     18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  COMPLIANCE OVERSIGHT RESPONSIBILITIES

     19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

     20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Standards and Procedures of Business Conduct and Ethics and Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Standards and Procedures of Business Conduct and Ethics and Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer.

     21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies or engage independent counsel and other advisers, as it determines necessary to carry out its duties.

V.  LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                              Please
                                                              Mark Here    [  ]
                                                              for Address
                                                              Change or Comments
                                                              on reverse side

The Board of Directors recommends a vote FOR:

1. Election of
   Directors -

   For all nominees        WITHHOLD          Nominees: 01 Lloyd Bentsen, III
   listed at right         AUTHORITY                   02 Nita B. Hanks,
     (except as           to vote for                  03 Dr. E. Douglas Hodo,
    marked to the        all nominees                  04 Dr. W. Arthur Porter,
     contrary)          listed at right                05 Gov. John P. LaWare
         [ ]                  [ ]

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

--------------------------------------------------------------------------------

                                        The undersigned acknowledges receipt
                                        of the Notice of Annual Meeting of
                                        Stockholders and of the Proxy Statement.
                              _ _ __
                                    |   Dated:                            , 2004
                                    |         ----------------------------
                                    |
                                        ----------------------------------------
                                                     Signature(s)

                                        ----------------------------------------
                                                     Signature(s)

                                        please sign exactly as your name appear.
                                        Joint owners should each sign
                                        personally. Where applicable, indicae
                                        your official position or representation capacity.

--------------------------------------------------------------------------------
                           o  FOLD AND DETACH HERE  o

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

   YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

----------------------------    ------------------------------    ----------------------
|       Internet           |    |       Telephone            |    |       Mail         |
| http//www.eproxy.com/stc |    |    1-800-435-6710          |    |  Mark, sign and    |
| Use the Internet to vote |    | Use any touch-tone         |    |  date your proxy   |
| your proxy. Have your    | OR | telephone to vote your     | OR | card and return it |
| proxy card in hand       |    | proxy. Have your proxy     |    |  in the enclosed   |
| when you access the      |    | card in hand when you      |    | post-paid envelope |
| web site.                |    | call.                      |    |                    |
----------------------------    ------------------------------    ----------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

PROXY                                                                      PROXY

                    STEWART INFORMATION SERVICES CORPORATION

 THIS PROXY FOR HOLDERS OF COMMON STOCK IS SOLICITED ON BEHALF OF THE BOARD OF
       DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS -- APRIL 30, 2004

    The undersigned appoints Ken Anderson, Jr. and Michael B. Skalka, and each of them, as proxies with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Stewart Information Services Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on April 30, 2004, or at any adjournment thereof.

    Unless otherwise marked, this proxy will be voted FOR the election of the nominees named.

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
   Address Change/Comments (Mark the corresponding box on the reverse side.)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 (Continued and to be signed on reverse side.)

                            * FOLD AND DETACH HERE *